UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 2017

LIFELOC TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-54319	84-1053680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12441 West 49th Ave., Unit 4
Wheat Ridge, CO	80033
(Address of Principal Executive Offices)	(Zip Code)

(303) 431-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

   ☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry into a Material Definitive Agreement.
Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On October 6, 2017, Lifeloc Technologies, Inc., a Colorado corporation (the “Company”) entered into an Amended and Restated Employment Agreement (the “Agreement”) with Wayne Willkomm, Ph.D., the Company's President and Chief Executive Officer. The principal purpose of the Agreement is to adjust certain performance criteria and make corresponding changes. This agreement supersedes and replaces the Amended and Restated Employment Agreement between the Company and Dr. Willkomm dated January 5, 2016.

The Agreement provides for an annual salary of $200,000, to be adjusted in future periods for the effect of inflation, plus options to purchase up to 50,000 shares of the Company's common stock, subject to vesting upon the Company's achievement of certain performance criteria set forth in the Agreement. Under the Agreement, Dr. Willkomm will also be eligible for an annual cash bonus of 5% of his base salary in the first year, and 10% of his base salary in subsequent years, upon the Company's achievement of certain performance criteria set forth in the Agreement. Dr. Willkomm will receive an additional cash bonus of $30,000 upon the Company's election to renew the Agreement for subsequent one-year periods beginning January 1, 2018. In the event that Dr. Willkomm's employment is terminated by the Company without Cause (including through a decision by the Company not to renew the Agreement) or by Dr. Willkomm with Good Reason (as each are defined in the Agreement), Dr. Willkomm will be eligible, upon satisfaction of certain conditions, for severance equal to two months of salary continuation plus 12 months of health insurance continuation.

The foregoing description of the Agreement is qualified in its entirety by the terms set forth in the definitive agreement attached hereto as Exhibit 10.1.

Item 9.01   Financial Statements and Exhibits.
       (d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement dated October 5, 2017 by and between Lifeloc Technologies, Inc. and Wayne Willkomm, Ph.D.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2017	LIFELOC TECHNOLOGIES, INC.

	By:	/s/ Vern D. Kornelsen
Chief Financial Officer and Secretary